UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

Hancock Park Corporate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01185	81-0850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Adams Street Suite 1850
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 734-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Note Purchase Agreement

On July 22, 2026, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), entered into Amendment No. 2 (the “Amendment”) to that certain Note Purchase Agreement dated November 27, 2019 (as previously amended, the “Note Purchase Agreement”) by and between the Company and a qualified institutional investor (the “Purchaser”). Pursuant to the Note Purchase Agreement, the Company previously issued and sold to the Purchaser in a private placement an unsecured note due November 27, 2024 with an aggregate principal amount of $15,000,000 and a coupon rate of 6.50% (the “Note”). On September 23, 2021, the Company and the Purchaser amended the Note Purchase Agreement to among other things: (i) extend the scheduled maturity date of the Note from November 27, 2024 to November 27, 2026; (ii) reduce the coupon rate of the Note from 6.50% to 5.50%; and (iii) reduce the default rate of the Note, if applicable, from 8.50% to 7.50%.

The Amendment modifies certain provisions of the Note Purchase Agreement in connection with the Company’s Plan of Sale and Dissolution described under Item 8.01 of this Current Report on Form 8-K, including provisions relating to: (i) financial reporting; (ii) change of control; (iii) corporate existence; (iv) business development company and regulated investment company status; (v) investment policies; (vi) restricted payments; (vii) line of business; (viii) asset coverage; and (ix) events of default. The Amendment also permits the Company to prepare its financial statements on a liquidation basis of accounting following deregistration of the Company’s common stock under the Securities Exchange Act of 1934, as amended.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Termination of Dealer Manager Agreement

On July 23, 2026, in connection with the Company’s Plan of Sale and Dissolution described under Item 8.01 of this Current Report on Form 8-K, the Company terminated its continuous offering of common stock (the “Offering”), which was conducted pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. Pursuant to Section 11.1 of the Second Amended and Restated Dealer Manager Agreement dated as of February 2, 2022 by and among the Company, OFS Capital Management, LLC, the Company’s investment adviser, and CCO Capital, LLC (the “Dealer Manager Agreement”), the Dealer Manager Agreement automatically terminated upon termination of the Offering by the board of directors of the Company (the “Board”). The Company did not incur any material early termination penalties in connection with the termination of the Dealer Manager Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

Approval of Plan of Sale and Dissolution.

On July 23, 2026, the Board approved and adopted a plan of sale and dissolution (the “Plan of Sale and Dissolution”) and determined to submit the Plan of Sale and Dissolution to the Company’s stockholders for approval at the Company’s 2026 annual meeting of stockholders.

If approved by the Company’s stockholders, the Plan of Sale and Dissolution authorizes the Company to sell, convey, transfer or otherwise dispose of all or substantially all of the Company’s assets, in one or more transactions, in accordance with Section 3-105 of the Maryland General Corporation Law (the “MGCL”) and to wind down its business and affairs and dissolve in accordance with Section 3-403 and related provisions of the MGCL. The Plan of Sale and Dissolution contemplates the satisfaction of the Company’s outstanding liabilities and obligations, the making of one or more liquidating distributions to stockholders and the ultimate dissolution of the Company. The Plan of Sale and Dissolution also authorizes the Company to establish one or more liquidating trusts if determined by the Board to be advisable in connection with the orderly completion of the liquidation process. The foregoing description of the terms of the Plan of Sale and Dissolution is qualified in its entirety by reference to the full text of the Plan of Sale and Dissolution, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Following stockholder approval of the Plan of Sale and Dissolution, the Company expects to operate in a wind down posture and to undertake, over time, the orderly management, monetization and disposition of its investment portfolio, the satisfaction of its outstanding liabilities and obligations, the making of one or more liquidating distributions to stockholders and the filing of articles of dissolution with the State Department of Assessments and Taxation of Maryland. The timing and manner of these actions will depend on market conditions, portfolio considerations and other factors deemed relevant by the Company and the Board.

The Board retains the right to modify, amend or abandon implementation of the Plan of Sale and Dissolution in accordance with its terms if the Board determines that such action is advisable and in the best interests of the Company and its stockholders.

Change in Investment Objective.

In connection with the approval of the Plan of Sale and Dissolution, the Board approved a change in the Company’s investment objective. The Company’s investment objective will be to maximize value for stockholders through the orderly management, monetization and disposition of its existing investment portfolio, repayment of liabilities and preservation of assets pending distribution to stockholders. The Company does not expect to make additional portfolio investments during the wind down process, other than as may be required to fulfill existing commitments.

Waiver of Advisory Fees.

If the Plan of Sale and Dissolution is approved by the stockholders, the Investment Advisory and Management Agreement between the Company and OFS Capital Management, LLC (“OFS Advisor”) is expected to terminate in connection with the dissolution of the Company. OFS Advisor has agreed to reduce its base management fee from 1.25% to 0.75% and has agreed to waive any incentive or capital gains fees until the liquidation or dissolution of the Company. OFS Advisor is not entitled to recoup the amount of the reduced or waived fees.

Termination of Offering.

On July 23, 2026, the Board approved the termination of the Offering. The Board determined that continuation of the Offering was not consistent with the Plan of Sale and Dissolution.

Proxy Statement.

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2026 annual meeting of stockholders. The proxy statement will contain important information regarding the Plan of Sale and Dissolution and the other matters to be considered at its 2026 annual meeting of stockholders. Stockholders are urged to read the proxy statement, and any other relevant documents filed with the SEC, when they become available because they will contain important information. Stockholders will be able to obtain the proxy statement and other relevant documents free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation.

The Company and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2026 annual meeting of stockholders. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, but not limited to, statements relating to the Plan of Sale and Dissolution, the Company’s 2026 annual meeting of stockholders and the timing of the foregoing and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “expects”, “intends”, “will” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC under the section “Risk Factors,” as well as other documents that may be filed by the Company from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this Current Report on Form 8-K as of this date and assumes no obligations to update the information included in this Current Report on Form 8-K or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Sale and Dissolution.
10.1	Amendment No. 2 to the Note Purchase Agreement by and between Hancock Park Corporate Income, Inc. and the Purchaser party thereto, dated July 22, 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.
Date: July 24, 2026	By:	/s/ Bilal Rashid
Chief Executive Officer